SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2004

ALLIANT TECHSYSTEMS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-1672694
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 LINCOLN DRIVE EDINA, MINNESOTA		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (952) 351-3000

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 6, 2004, announcing elections to the board of directors.

Item 9.   Regulation FD Disclosure

On May 6, 2004, Alliant Techsystems Inc. (“ATK”) issued a press release reporting that Gen. Ronald R. Fogleman (U.S. Air Force, Retired) and Roman Martinez IV had been elected to ATK's board of directors, effective May 5, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

	By:	/s/ Eric S. Rangen
		Name:	Eric S. Rangen
		Title:	Executive Vice President and Chief Financial Officer

Date: May 10, 2004